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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    May 8, 2003
                                                     -----------



                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its Charter)






         Michigan                    000-230-661              38-3317208
----------------------------         -----------              ----------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)



         30142 Wixom Road, Wixom                  Michigan         48393
         -----------------------                  --------         -----
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (248) 960-9009
                                                   -----------------------------


                                 Not applicable
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 9.         REGULATION FD DISCLOSURE.

         On May 8, 2003, the Company issued the press release attached hereto as
Exhibit 99.1, announcing its financial results for the fiscal quarter ended March 31, 2003.


ITEM 12.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 8, 2003, the Company issued the press release attached hereto as
Exhibit 99.1, announcing its financial results for the fiscal quarter ended March 31, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ROCKWELL MEDICAL TECHNOLOGIES, INC.


Date: May 8, 2003                   By:  /s/ Thomas E. Klema
                                    --------------------------------------------
                                             Thomas E. Klema
                                             Its: Chief Financial Officer





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                                 EXHIBIT INDEX
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Ex. No.             Description
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99.1                Rockwell Medical Technologies, Inc. press release issued
                    May 8, 2003.